UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 9, 2013


                                 IMAGING3, INC.
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             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
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                 (State or other jurisdiction of incorporation)

          000-50099                                   95-4451059
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   (Commission File Number)              (I.R.S. Employer Identification No.)

                 3200 W. VALHALLA DR., BURBANK, CALIFORNIA 91505
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               (Address of principal executive offices) (Zip Code)

                                 (818) 260-0930
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
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              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT
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     ITEM 5.02,  DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL  OFFICERS;  ELECTION OF
                 DIRECTOR(S); APPOINTMENT OF PRINCIPAL OFFICER(S).

         On Monday December 9, 2013 Dean Janes, Chairman and CEO of Imaging3 resigned his positions of Director, Chairman of the Board of Directors and Chief Executive Officer. Mr. Janes did not resign due to 5.02(a). Mr. Janes will be replaced by Dane Medley as a Director, Chairman of the Board of Directors and the Chief Executive Officer. Mr. Janes resignation and Mr. Medleys confirmation replacing Mr. Janes as a Director, Chairman of the Board of Directors and Chief Executive Officer was unanimously approved by Imaging3's Board of Directors.

         Mr. Medley is 54 years old. Mr. Medley's compensation includes a salary of $110,000 per year, a car allowance of $800 per month, reimbursement of expenses including cell phone, travel and entertainment, miscellaneous and other business related expenses. Mr. Medley will also be entitled to health insurance and other company benefits afforded employees currently available or in the future.

         Mr. Medley previously worked for 360 Dynamic Technology a private startup company providing sales and service for office products/technology. He currently maintains a partnership with this organization which he co-founded in January 2013. Prior to January 2013 Mr. Medley worked as Senior VP of Service and Operations for Xerox Corporation and SoCal Office Technologies from February 2007 through December 2012. He has also worked as a Regional Service Operations Specialist for Sharp Electronics and as a Branch Manager/Service Manager for Lewan & Associates. Mr. Medley is a veteran of the U.S. Air Force.

         Mr. Medley's 5 years experience as an officer and manager for several companies including a Fortune 500 company, coupled with his 20 years experience in field service and management make him uniquely qualified as a Director, Chairman and Chief Executive Officer of Imaging3.

RELATED PARTY TRANSACTIONS:

         Mr. Medley acted as a Collateral Agent for Secured Notes for Debtor in Possession Financing the company utilized to raise money during the bankruptcy process. These notes have been converted into common stock as part of the company's plan of reorganization. Mr. Medley invested $15,000 for which he received 795,530 shares of common stock.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 IMAGING3, INC.
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                                  (Registrant)

Date:  December 9, 2013


                    /s/ Dane Medley, Chief Executive Officer
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                      Dane Medley, Chief Executive Officer





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